AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (or the "Committee") appointed by the Board of Directors (the "Board") of Las Vegas Gaming, Inc. (the "Company") shall oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Committee Composition and Member Qualifications

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence requirements of Rules 4350(d)(2) and 4200(a)(15) of The Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Marketplace Rules") and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. All members of the Audit Committee shall be sophisticated in financial matters and shall able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and shall be an "audit committee financial expert" as defined by the rules promulgated by the SEC.

Notwithstanding the above requirements, one director who does not meet the definition of independence as set forth in Nasdaq Marketplace Rule 4200, but who does meet the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee of the Company or an immediate family member of such person, may serve for no more than two years on the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership is required by the best interests of the Company and its shareholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this "exceptional and limited circumstances" exception, as well as the nature of the individual's relationship to the Company and the basis for the Board's determination, shall be disclosed by the Company in its next annual proxy statement following such determination by the Board.

In addition, if an Audit Committee member ceases to be independent as defined under Rule 10A-3(b)(1) under the Exchange Act and Nasdaq Marketplace Rule 4350(d)(2) for reasons outside the member's reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company falls out of compliance with the requirements regarding Audit Committee composition under Nasdaq Marketplace Rule 4350(d)(2)(A) due to a single vacancy on the Audit Committee, and is not already relying upon the cure period with respect to a non-independent member of the Committee (as described in the previous sentence), the Company shall have until the earlier of its next annual shareholders' meeting or one year from the occurrence of the event that caused the failure in compliance to rectify the Committee's composition by filling the vacancy with a new member meeting the required qualifications. The Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused non-compliance with the Audit Committee composition requirements if it expects to rely on either of the provisions allowing for the cure period described above.

In addition to, not limitation of, the foregoing, the Committee's composition shall at all times comply with the relevant rules and regulations of the SEC, the Nasdaq Marketplace Rules (until such time as the Company's securities are listed on an exchange other than Nasdaq), the New York Stock Exchange or any other national securities exchange to which the Company is, or may become, subject.

The members of the Audit Committee shall be appointed and may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines necessary but not less frequently than on a quarterly basis. The Audit Committee shall meet periodically in separate executive sessions with the Company's management, the Company's internal auditors and the Company's independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request that any officer or employee of the Company or the Company's outside counsel or independent auditor attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee.

Compensation

Members of the Audit Committee shall be eligible for compensation in amounts up to $____ per year for service thereon, such compensation to be in addition to the payments for which such members shall be eligible based upon their service as members of the Board at large.

Committee Authority and Responsibilities Generally

The Audit Committee shall have the sole authority to appoint, determine funding for, retain and oversee the Company's outside, independent auditor (subject to shareholder ratification at the annual meeting of shareholders). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between the Company's management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

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Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

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Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

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Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

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Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

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Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

▪	Review and discuss quarterly reports from the independent auditor on:

o	all critical accounting policies and practices to be used;
o
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

o	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

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Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be conducted in a general manner (consisting of discussions regarding the types of information to be disclosed and types of presentations to be made).

▪	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

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Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

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Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

▪
Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during the process leading up to their certifications for the Company's Forms 10-K and 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein, any changes in internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company's internal controls.

▪	Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

▪	Review expense records of the Company's senior management.

Oversight of the Company’s Relationship with the Independent Auditor

▪	Review and evaluate the lead partner of the independent auditor team.

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Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

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Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

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Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

▪	Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor.

▪	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

▪	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

▪	Review the appointment and replacement of the senior internal auditing executive.

▪	Review the significant reports to management prepared by the internal auditing department and management's responses.

▪	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

▪	Implement appropriate systems to coordinate the internal audit function and the internal audit staff with the Company's independent auditor.

Compliance Oversight Responsibilities

▪	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated (i.e., a finding by the independent auditor that an illegal act has occurred).

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Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

▪	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

▪	Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Compliance With Rules of the SEC and the Company’s Exchange

The Audit Committee shall comply with the relevant rules and regulations of the SEC, the Nasdaq Marketplace Rules (until such time as the Company's securities are listed on an exchange other than Nasdaq), the New York Stock Exchange or any other national securities exchange to which the Company is, or may become, subject.

Limitation of Audit Committee’s Role

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Those are the responsibilities of the Company's management and the Company's independent auditor.

Adopted May 31, 2006